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EXHIBIT 99.1

FORM OF
LETTER OF TRANSMITTAL

         FOR TENDERS OF

$185,000,000 Aggregate Principal Amount Of
10 3/4% Senior Notes Due 2011

CURATIVE HEALTH SERVICES, INC.

Pursuant to the Prospectus
dated                        , 2004 of Curative Health Services, Inc.

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2004 (UNLESS EXTENDED BY CURATIVE HEALTH SERVICES, INC. IN ITS SOLE DISCRETION) (THE "EXPIRATION DATE"). TENDERED OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME ON OR PRIOR TO THE EXPIRATION DATE OF THE EXCHANGE OFFER.

Exchange Agent:    Wells Fargo Bank, National Association

By registered or certified mail,
overnight courier or hand delivery:

Wells Fargo Corporate Trust
c/o The Depository Trust and Clearing Corp.
TDAS Department, 1st floor
55 Water Street
New York, New York 10041
Attention: Curative Health Administrator

By Facsimile for Eligible Institutions:
(612) 667-6282

To confirm by Telephone or for Information call:
(800) 344-5128

Fax cover sheets should include a call back
telephone number and request a call back, upon receipt.

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE COMPLETING THIS LETTER.

        The undersigned acknowledges that he or she has received the Prospectus, dated                        , 2004 (the "Prospectus"), of Curative Health Services, Inc., a Minnesota corporation (the "Company"), and this Letter of Transmittal, which may be amended from time to time, which together constitute the Company's offer (the "Exchange Offer") to exchange up to $185.0 million aggregate principal amount of 10 3/4% Senior Notes due 2011 (the "Exchange Notes") of the Company for $185.0 million aggregate principal amount of the Company's issued and outstanding 10 3/4% Senior Notes due 2011 (the "Outstanding Notes" and together with the Exchange Notes, sometimes referred to as the "Notes"), with the holders (each holder of Outstanding Notes, a "Holder") thereof. The Exchange offer is subject to all of the terms and conditions set forth in the Prospectus including, without limitation, the right of the Company to waive conditions, subject to applicable laws. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus will govern.

        The terms of the Exchange Notes are substantially identical in all respects (including principal amount, interest rate and maturity) to the Outstanding Notes except as provided herein or in the Prospectus. For each Outstanding Note accepted for exchange, the Holder of such Outstanding Note will receive a Exchange Note having an aggregate principal amount equal to that of the surrendered Outstanding Note. The Exchange Notes will accrue interest from the most recent date to which interest has been paid on the Outstanding Notes or, if no interest has been paid on the Outstanding Notes, from April 23, 2004. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive any payment in respect of interest on such Outstanding Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

        This Letter of Transmittal is to be used: (i) by all Holders who are not members of the Automated Tender Offering Program ("ATOP") at the Depository Trust Company ("DTC") or (ii) by Holders who are ATOP members but choose not to use ATOP. See Instruction 2. Delivery of this Letter of Transmittal to DTC does not constitute delivery to the Exchange Agent.

        Notwithstanding anything to the contrary in the Registration Rights Agreement dated April 23, 2004, among the Company, certain of its subsidiaries as Guarantors and the original purchaser of the Outstanding Notes (the "Registration Rights Agreement"), the Company will accept for exchange any and all Outstanding Notes validly tendered on or prior to 5:00 p.m., New York City time, on                        , 2004 (unless the Exchange Offer is extended by the Company) (the "Expiration Date"). Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

IMPORTANT: HOLDERS WHO WISH TO TENDER OUTSTANDING NOTES IN THE EXCHANGE OFFER MUST COMPLETE THIS LETTER OF TRANSMITTAL AND TENDER THE OUTSTANDING NOTES TO THE EXCHANGE AGENT AND NOT TO THE COMPANY. PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER.

        The Exchange Offer is subject to certain conditions. Please see the Prospectus under the section titled "The Exchange Offer—Conditions of the Exchange Offer."

        The Exchange Offer is not being made to, nor will tenders be accepted from or on behalf of, Holders of Outstanding Notes in any jurisdiction in which the making or acceptance of the Exchange Offer would not be in compliance with the laws of such jurisdiction.

        The instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address listed above.

APPROPRIATE SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

        The undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated below under "Description of Outstanding Notes," in accordance with and upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal, for the purpose of exchanging each $1,000 principal amount of Outstanding Notes designated herein held by the undersigned and tendered hereby for $1,000 principal amount of the Exchange Notes. Exchange Notes will be issued only in integral multiples of $1,000 to each tendering Holder of Outstanding Notes whose Outstanding Notes are accepted in the Exchange Offer. Holders may tender all or a portion of their Outstanding Notes pursuant to the Exchange Offer.

        Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby sells, assigns and transfers to the Company, or upon the order of the Company a third party, all right, title and interest in and to all such Outstanding Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company), with respect to the Outstanding Notes tendered hereby and accepted for exchange pursuant to the Exchange Offer with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver the Outstanding Notes tendered hereby to the Company (together with all accompanying evidences of transfer and authenticity) for transfer or cancellation by the Company.

        The undersigned agrees to all of the terms of the Exchange Offer. Any tender of Outstanding Notes hereunder may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer" section of the Prospectus and the instructions contained in this Letter of Transmittal. See Instruction 4 hereto.

        The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

        The name(s) and address(es) of the registered Holder(s) should be printed under the section titled "Description of Outstanding Notes" (unless a label setting forth such information appears thereunder) exactly as they appear on the Outstanding Notes tendered. The certificate number(s) and the principal amount of Outstanding Notes to which this Letter of Transmittal relates, together with the principal amount of such Outstanding Notes that the undersigned wishes to tender, should be indicated in the appropriate boxes under the section titled "Description of Outstanding Notes."

        The undersigned agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder.

        The undersigned understands that the tender of Outstanding Notes pursuant to one of the procedures described in the Prospectus under "The Exchange Offer" and the Instructions hereto will constitute the tendering Holder's acceptance of the terms and the conditions of the Exchange Offer. The undersigned hereby represents and warrants to the Company that the Exchange Notes to be acquired by such Holder pursuant to the Exchange Offer are being acquired in the ordinary course of such Holder's business, that such Holder has no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. The Company's acceptance for exchange of Outstanding Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering Holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

        THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT IT IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION OF THE EXCHANGE NOTES.

        The undersigned also acknowledges that this Exchange Offer is being made based on interpretations by the staff of the Securities and Exchange Commission (the "Commission") set forth in no-action letters issued to third parties in other transactions substantially similar to the Exchange Offer, which lead the Company to believe that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act, (ii) an Initial Purchaser who acquired the Outstanding Notes directly from the Company solely in order to resell pursuant to Rule 144A of the Securities Act or any other available exemption under the Securities Act, or (iii) a broker-dealer who acquired the Outstanding Notes as a result of market making or other trading activities), without further compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating and have no arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes and has no arrangement or understanding to participate in a distribution of Exchange Notes. If any Holder is an affiliate of the Company or is engaged in or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the Commission and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange of Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of Section 2(11) of the Securities Act.

        The undersigned understands that the Exchange Notes issued in consideration of Outstanding Notes accepted for exchange, and/or any principal amount of Outstanding Notes not tendered or not accepted for exchange, will only be issued in the name of the Holder(s) appearing herein under "Description of Outstanding Notes." Unless otherwise indicated under "Special Delivery Instructions," the Exchange Agent shall mail the Exchange Notes issued in consideration of Outstanding Notes accepted for exchange, and/or any principal amount of Outstanding Notes not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the Holder(s) at the address(es) appearing herein under "Description of Outstanding Notes." In the event that the Special Delivery Instructions are completed, the Exchange Agent shall mail the Exchange Notes issued in consideration of Outstanding Notes accepted for exchange, and/or any Outstanding Notes for any principal amount not tendered or not accepted for exchange, in the name of the Holder(s) appearing herein under "Description of Outstanding Notes," to the address(es) so indicated. Any transfer of Outstanding Notes to a different Holder must be completed, according to the provisions on transfer of Outstanding Notes contained in the Indenture.

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX BELOW.

INSTRUCTIONS

Forming Part of the Terms and Conditions
of the Exchange Offer

1.
Guarantee of Signatures.    Signatures on this Letter of Transmittal or notice of withdrawal, as the case may be, must be guaranteed by an institution which falls within the definition of "eligible guarantor institution" contained in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended hereinafter, an "Eligible Institution," unless (i) the Outstanding Notes tendered hereby are tendered by the Holder(s) of the Outstanding Notes who has (have) not completed the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) the Outstanding Notes are tendered for the account of an Eligible Institution.

2.
Delivery of this Letter of Transmittal and Outstanding Notes; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used: (i) by all Holders who are not ATOP members, or (ii) by Holders who are ATOP members but choose not to use ATOP. To validly tender Outstanding Notes, a Holder must physically deliver a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and all other required documents to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date (as defined below) or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Otherwise, the Holder must comply with the guaranteed delivery procedures set forth in the next paragraph. Notwithstanding anything to the contrary in the Registration Rights Agreement, the term "Expiration Date" means 5:00 p.m., New York City time, on                        , 2004 (or such later date to which the Company may, in its sole discretion, extend the Exchange Offer). If this Exchange Offer is extended, the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open by giving oral (confirmed in writing) or written notice of such extension to the Exchange Agent and by making a public announcement of such extension prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.

  If a Holder of the Outstanding Notes desires to tender such Outstanding Notes and time will not permit such Holder's required documents to reach the Exchange Agent before the Expiration Date, a tender may be effected if (a) the tender is made through an Eligible Institution; (b) on or prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, any documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (c) all other documents required by the Letter of Transmittal are received by the Exchange Agent within three business days after the Expiration Date.

  Only a Holder of Outstanding Notes may tender Outstanding Notes in the Exchange Offer. The term "Holder" as used herein with respect to the Outstanding Notes means any person in whose name Outstanding Notes are registered on the books of the Trustee. If the Letter of Transmittal or any Outstanding Notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

  Any beneficial Holder whose Outstanding Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee and who wishes to validly surrender those Outstanding Notes in the Exchange Offer should contact such registered Holder promptly and instruct such registered Holder to tender on his or her behalf. If such beneficial Holder wishes to tender on his or her own behalf, such beneficial Holder must, prior to completing and executing the Letter of Transmittal, make appropriate arrangements to register ownership of the Outstanding Notes in such beneficial holder's name. It is the responsibility of the beneficial Holder to register ownership in his or her own name if he or she chooses to do so. The transfer of record ownership may take considerable time.

  The method of delivery of this Letter of Transmittal and all other required documents is at the election and risk of the exchanging Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date. No Letters of Transmittal or Outstanding Notes should be sent to the Company.

  No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive notice of acceptance of their Outstanding Notes for exchange.

3.
Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and principal amount of the Outstanding Notes to which this Letter of Transmittal relates should be listed on a separate signed schedule attached hereto.

4.
Withdrawal of Tender.    Tenders of Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

  To be effective, a written or facsimile transmission notice of withdrawal must (i) be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date; (ii) specify the name of the person having tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn; and (iv) be (a) signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or (b) accompanied by evidence satisfactory to the Company that the Holder withdrawing such tender has succeeded to beneficial ownership of such Outstanding Notes. If Outstanding Notes have been tendered pursuant to the ATOP procedure with DTC, any notice of withdrawal must otherwise comply with the procedures of DTC. Outstanding Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Outstanding Notes may be retendered by again following one of the procedures described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date. All questions as to the validity, form and eligibility (including time of receipt) of notice of withdrawal will be determined by the Company, whose determinations will be final and binding on all parties. Neither the Company, the Exchange Agent, nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities.

5.
Partial Tenders; Pro Rata Effect.    Tenders of the Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount evidenced by any Outstanding Notes is to be tendered, fill in the principal amount that is to be tendered in the box entitled

  "Principal Amount Tendered" below. The entire principal amount of all Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

6.
Signatures on this Letter of Transmittal; Bond Powers and Endorsements.    If this Letter of Transmittal is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name as written on the face of the certificate representing such Outstanding Notes without alteration, enlargement or any change whatsoever.

  If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any of the Outstanding Notes tendered hereby are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different registrations.

  When this Letter of Transmittal is signed by the Holder(s) of Outstanding Notes listed and tendered hereby, no endorsements or separate bond powers are required. However, if Exchange Notes are to be issued to a person other than the registered Holder, endorsements of any certificates transmitted hereby and separate bond powers are required.

  If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

7.
Special Delivery Instructions.    Tendering Holders should indicate in the applicable box the name and address to which Exchange Notes issued in consideration of Outstanding Notes accepted for exchange, or Outstanding Notes for principal amounts not exchanged or not tendered, are to be sent, if different from the name and address of the person signing this Letter of Transmittal. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon.

8.
Waiver of Conditions.    The Company reserves the absolute right to waive any of the specified conditions in the Exchange Offer, in whole at any time or in part from time to time, in the case of any Outstanding Notes tendered hereby. See "The Exchange Offer—Conditions of the Exchange Offer" in the Prospectus.

9.
Transfer Taxes.    The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes for principal amounts not exchanged are to be delivered to any person other than the Holder of the Outstanding Notes or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted, the amount of such transfer taxes will be billed directly to such tendering Holder.

10.
Tax Identification Number.    United States federal income tax law generally requires that a tendering Holder whose Outstanding Notes are accepted for exchange must provide the Exchange Agent with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"). In addition, the Holder of

  Exchange Notes may be subject to backup withholding on all reportable payments made after the exchange. The backup withholding rate currently is 28%.

  Certain holders are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

  Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding. To prevent backup withholding, each tendering Holder of Outstanding Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the Holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9, write "applied for" in lieu of its TIN and complete the Certificate of Awaiting Taxpayer Identification Number. Note: checking this box or writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If a Holder checks the box in Part 2 of the Substitute Form W-9 or writes "applied for" on that form, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such holder. If such a Holder furnishes its TIN to the Exchange Agent within 60 days, however, any amounts so withheld shall be refunded to such holder. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, the Exchange Agent will remit such previously retained amounts to the IRS as backup withholding.

  Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS.

11.
Irregularities.    All questions as to validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be resolved by the Company, in its sole discretion, whose determination shall be final and binding. The Company reserves the absolute right to reject any or all tenders of any particular Outstanding Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any defect, irregularity or condition of tender with regard to any particular Outstanding Notes. The Company's interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine. Neither the Company nor the Exchange Agent shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. The Exchange Agent intends to use reasonable efforts to give notification of such defects and irregularities. Tenders of Outstanding Notes will not be deemed to have been made until all defects and irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holder, unless otherwise provided by this Letter of Transmittal, as soon as practicable following the Expiration Date.

12.
Interest on Exchanged Outstanding Notes.    Holders whose Outstanding Notes are accepted for exchange will not receive accrued interest thereon on the date of exchange. Instead, interest accruing from April 23, 2004 through the Expiration Date will be recognized on the Exchange Notes on November 1, 2004, in accordance with the terms of the Exchange Notes.

13.
Mutilated, Lost, Stolen or Destroyed Certificates.    Holders whose certificates for Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

14.
No Conditional Tenders.    No alternative, conditional, irregular or contingent tenders will be accepted.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), TOGETHER WITH ALL REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1 and 7)

              To be completed ONLY if the Exchange Notes issued in consideration of Outstanding Notes exchanged, or certificates for Outstanding Notes in a principal amount not surrendered for exchange are to be mailed to someone other than the undersigned or to the undersigned at an address other than as stated below.

  Mail to:

Name:
(Please Print)
Address:
(include Zip Code)

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 2 and 7)

              To be completed ONLY if certificates for Outstanding Notes not tendered and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account identified above.

  Issue Exchange Notes and/or Outstanding Notes to:

Name:
(Please Print)
Address:
(include Zip Code) (Complete accompanying Substitute Form W-9)
Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below:
(DTC Account Number)

THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

DESCRIPTION OF OUTSTANDING NOTES
(See Instructions 2 and 7)

Certificate(s) (Attach additional signed list, if necessary)
Name(s) and Address(es) of Registered Holder(s) (Please fill in, in blank)	Certificate Number(s)	Aggregate Principal Amount of Outstanding Notes Evidenced by Certificate(s)	Principal Amount of Outstanding Notes Tendered (must be integral multiples of $1,000)

TOTAL

(Boxes below to be checked by Eligible Institutions only)

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s)

Window Ticker Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If Guaranteed Delivery is to be made by Book-Entry Transfer:
Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐
CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE

  10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name

Address

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

PLEASE SIGN HERE
WHETHER OR NOT OUTSTANDING NOTES ARE BEING
PHYSICALLY TENDERED HEREBY

X
X	Signature(s) of Owner(s) of Authorized Signatory

Date	Area Code and Telephone Number

This space must be signed by registered holder(s) of Outstanding Notes as their name(s) appear(s) on certificate(s) for Outstanding Notes hereby tendered or on a security position listing, or by any person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter of Transmittal (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes). If signature is by an attorney-in-fact, trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Name(s) (Please Print)
Capacity (full title)
Address (Include Zip Code)
Tax Identification or Social Security Number(s)

Please Complete Substitute Form W-9 Herein.

Guarantee of Signature(s)
(See Instructions 1 and 6 to determine if required)

Authorized Signature
Name
Name of Firm
Title
Address
Area Code and Telephone Number
Date

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 10)

PAYORS' NAME: CURATIVE HEALTH SERVICES, INC.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor's Request for Taxpayer Identification Number ("TIN") and Certification	Part 1—PLEASE PROVIDE YOUR TIN AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For individuals, this is your Social Security Number ("SSN"). For sole proprietors or if your account is in more than one name, see the Instructions in the enclosed Guidelines. For other entities, it is your Employer Identification Number ("EIN"). If you do not have a number, see how to get a TIN in the enclosed Guidelines.	TIN Social Security Number OR Employer Identification Number

Part 2—TIN Applied For

Part 3— Exempt Payee. Check box at right if you are an exempt payee.

Certificate—Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

Signature of U.S. Person
Date
Name
Address
City	State	Zip

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage (currently 28%) of all reportable payments made to me will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature:
Date:

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FORM OF LETTER OF TRANSMITTAL
INSTRUCTIONS Forming Part of the Terms and Conditions of the Exchange Offer
LETTERS OF TRANSMITTAL SHOULD NOT BE SENT TO THE COMPANY OR TO DTC.
PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY
DESCRIPTION OF OUTSTANDING NOTES (See Instructions 2 and 7)
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER